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                                                                  EXHIBIT NO. 24

                       ARMSTRONG WORLD INDUSTRIES, INC.

                               POWER OF ATTORNEY
                               -----------------

Re:  2000 Annual Report on Form 10-K -

I, James E. Marley, as a Director of Armstrong World Industries, Inc., do hereby constitute and appoint MICHAEL D. LOCKHART or, in the case of his absence or inability to act as such, JOHN N. RIGAS, or, in the case of his absence or inability to act as such, WALTER T. GANGL, my agent, to sign in my name and on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 2000, and any amendments thereto, to be filed by the Company with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, with the same effect as if such signature were made by me personally.

                               /s/ James E. Marley
                               -------------------

                               James E. Marley

                               Dated - February 26, 2001
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                               (EXHIBIT NO. 24)

I, Walter T. Gangl Assistant Secretary of Armstrong World Industries, Inc., a corporation organized and existing under the laws of the Commonwealth of Pennsylvania, do hereby certify that, at a meeting of the Board of Directors of said corporation duly held on the 1st day of March, 2001, at which a quorum was present and acting throughout, the following resolution was adopted and is now in full force and effect:
          RESOLVED That the execution of the Company's 2000 annual report on Form 10-K by members of the Board of Directors through powers of attorney granting Messrs. Lockhart, Rigas and Gangl the power to sign on their behalf is authorized.

IN WITNESS WHEREOF, I have hereunto set my hand and the seal of said corporation this 26th day of March, 2001.

                               /s/ Walter T. Gangl
                               -------------------
                               Assistant Secretary
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                                                                  EXHIBIT NO. 24

                           ARMSTRONG HOLDINGS, INC.

                               POWER OF ATTORNEY
                               -----------------

Re:  2000 Annual Report on Form 10-K -

I, James E. Marley, as a Director of Armstrong Holdings, Inc., do hereby constitute and appoint MICHAEL D. LOCKHART or, in the case of his absence or inability to act as such, JOHN N. RIGAS, or, in the case of his absence or inability to act as such, WALTER T. GANGL, my agent, to sign in my name and on my behalf the Company's Annual Report on Form 10-K for the year ended
December 31, 2000, and any amendments thereto, to be filed by the Company with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, with the same effect as if such signature were made by me personally.

                               /s/ James E. Marley
                               -------------------

                               James E. Marley

                               Dated - February 26, 2001
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                               (EXHIBIT NO. 24)

All powers of attorney required to be filed are substantially identical in all material respects. Therefore, in accordance with SEC Regulation 229.601(a) Instruction 2, only the foregoing copy is being included except, however, that the manually signed copy filed with the Securities and Exchange Commission includes a complete set of powers of attorney.

All powers of attorney differ only from the form of the foregoing in that they are executed by the following parties in the capacities indicated on or about February 26, 2001.


H. Jesse Arnelle         Director
Van C. Campbell          Director
Donald C. Clark          Director
Judith R. Haberkorn      Director
John A. Krol             Director
David M. LeVan           Director
James E. Marley          Director
David W. Raisbeck        Director
Jerre L. Stead           Director
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                               (EXHIBIT NO. 24)

I, John N. Rigas, Senior Vice President and Secretary of Armstrong Holdings, Inc., a corporation organized and existing under the laws of the Commonwealth of Pennsylvania, do hereby certify that, at a meeting of the Board of Directors of said corporation duly held on the 26th day of February, 2001, at which a quorum was present and acting throughout, the following resolution was adopted and is now in full force and effect:

          RESOLVED That the execution of the Company's 2000 annual report on Form 10-K by members of the Board of Directors through powers of attorney granting Messrs. Lockhart, Rigas and Gangl the power to sign on their behalf is authorized.

IN WITNESS WHEREOF, I have hereunto set my hand and the seal of said corporation this 26th day of March, 2001.

                               /s/ John N. Rigas
                               -------------------
                               Sr. Vice President & Secretary